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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                  May 26, 2000

                         ALIGN-RITE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

       California                  0-26240                  954528353
    (State or other              (Commission              (IRS Employer
      jurisdiction               File Number)          Identification No.)
   of Incorporation)

                      2428 Ontario St., Burbank, CA 91504
              (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:
                                 (818) 843-7220


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


ITEM 5. OTHER EVENTS

On May 26, 2000, Align-Rite International, Inc., AL Acquisition Corp. and Photronics, Inc. entered into Amendment No. 3 to the Agreement and Plan of Merger dated as of September 15, 1999 (as amended by Amendment No. 2 dated as of March 27, 2000 and Amendment No. 1 dated as of January 10, 2000). Amendment No. 3 is filed herewith as an exhibit.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of business acquired Not applicable

(b)  Pro forma financial information Not applicable

(c)  See Exhibits Index

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ALIGN-RITE INTERNATIONAL, INC.

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                                                         /s/ PETAR N. KATURICH
                                                         ---------------------
May 31, 2000                                         By: Petar N. Katurich
                                                  Title: Vice President Finance,
                                                         Chief Financial Officer



                                 EXHIBITS INDEX

Exhibit No.               Description
-----------               -----------
2.1                       Amendment No. 3 to Agreement and Plan of Merger dated
                          as of May 26, 2000